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                                                    EXHIBIT 10.i.



                                 AMENDMENT TO
              BANKAMERICA CORPORATION 1992 MANAGEMENT STOCK PLAN
              --------------------------------------------------


The BankAmerica Corporation 1992 Management Stock Plan is amended as follows, effective February 5, 1996:

     The definition of Change in Control at Section 1.3(e) of the 1992 BankAmerica Corporation Management Stock Plan is hereby amended by replacing "more than 80% of" in subsection (iii)(A) of Section 1.3(e) with "more than 70% (80% in the case of any Award made prior to February 5, 1996) of."

4123800.08